UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

ZYNGA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35375	42-1733483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 Eighth Street San Francisco, CA 94103		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 449-9642

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2018, Zynga Inc. (“Zynga”) entered into a director nomination letter (the “Nomination Letter”) with Mark Pincus pursuant to which Zynga’s Board of Directors (the “Board”) and the Nominating and Corporate Governance Committee of the Board agreed to, subject to the exercise of their fiduciary duties, nominate Mr. Pincus for election as a director at each applicable election of directors. The Nomination Letter terminates upon the earlier of (i) in the event Mr. Pincus transfers more than approximately one-half of his current Zynga shares, (ii) in the event of Mr. Pincus’ death or disability, or (iii) a change of control of Zynga.

The foregoing description of the Nomination Letter is a summary only and is qualified in its entirety by reference to the full text of the Nomination Letter, a copy of which is attached as Exhibit 10.1 hereto, which is incorporated by reference into this Item 1.01.

Item 2.02. Results of Operations and Financial Condition.

On May 2, 2018, Zynga issued its Q1 2018 Quarterly Earnings Letter announcing its financial results for the quarter ended March 31, 2018. A copy of the quarterly earnings letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.03. Material Modification of Rights of Security Holders.

On May 2, 2018, Mr. Pincus (including an investment entity controlled by Mr. Pincus) elected to convert (the “Pincus Conversion”) certain outstanding shares of Zynga’s Class B common stock, par value $0.00000625 per share (the “Class B Common Stock”), and all outstanding shares of Zynga’s Class C common stock, par value $0.00000625 per share (the “Class C Common Stock”), into an equivalent number of shares of Zynga’s Class A common stock, par value $0.00000625 per share (the “Class A Common Stock”). Mr. Pincus took this action pursuant to the optional conversion provisions set forth in Zynga’s Seventeenth Amended and Restated Certificate of Incorporation (the “Certificate”).

The Certificate provides that if the outstanding shares of Class B Common Stock and Class C Common Stock together represent less than 10% of the total voting power of the shares of Zynga then entitled to vote, then each share of Class B Common Stock will convert automatically into one share of Class A Common Stock. As a result of the Pincus Conversion, the remaining shares of Class B Common Stock represented less than 10% of the total voting power of the shares of Zynga then entitled to vote. Accordingly, each remaining outstanding share of Class B Common Stock automatically converted into one share of Class A Common Stock (together with the Pincus Conversion, the “Conversion”). Following the Conversion, no shares of Class B Common Stock or Class C Common Stock are outstanding.

Zynga will file a certificate with the Secretary of State of the State of Delaware effecting the retirement and cancellation of the shares of Class B Common Stock that were previously issued (the “Certificate of Retirement”). Following the filing of the Certificate of Retirement, Zynga will file a certificate with the Secretary of State of the State of Delaware effecting the retirement and cancellation of the shares of Class C Common Stock that were previously issued (the “Certificate of Elimination”).

The Conversion had the following effects:

Voting Power. Prior to the Conversion, holders of shares of Class B Common Stock were entitled to cast seven votes per share and holders of shares of Class C Common Stock were entitled to cast seventy votes per share, on any matter submitted to a vote of Zynga’s stockholders. As a result of the Conversion, all holders of shares of Zynga shall exclusively hold shares of Class A Common Stock, which have only one vote per share on all matters subject to a stockholder vote.

Economic Interests. The Conversion had no impact on the economic interests of holders of shares of Class B Common Stock and Class C Common Stock, including with regard to dividends, liquidation rights, treatment in connection with a change of control or merger transaction and redemption.

Capitalization. The Conversion had no impact on the total number of Zynga’s issued and outstanding shares of capital stock, as the issued and outstanding shares of Class B Common Stock and Class C Common Stock converted into an equivalent number of shares of Class A Common Stock. Effective as of the filing of the Certificate of Retirement and the Certificate of Elimination, Zynga’s total number of authorized shares of capital stock will be reduced to account for the retired and cancelled shares of Class B Common Stock and Class C Common Stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of May 2, 2018, Mr. Pincus will no longer be a full-time employee of Zynga. Mr. Pincus will continue to serve as Chairman of the Board.  As a non-executive director, Mr. Pincus will be eligible to receive compensation under Zynga’s Non-Employee Director Compensation Policy as further described in Zynga’s Proxy Statement filed with the Securities and Exchange Commission on March 16, 2018.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description under “Item 3.03 Material Modification of Rights of Security Holders” is incorporated by reference.

Item 7.01. Regulation FD Disclosure.

On May 2, 2018, Zynga issued a press release relating to its announcement of its financial results for the quarter ended March 31, 2018 and the Conversion. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

In connection with the Conversion, the Class A Common Stock will continue to trade on The Nasdaq Global Market under the ticker symbol “ZNGA” and will maintain the same CUSIP number.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Director Nomination Letter
99.1+	Quarterly Earnings Letter
99.2+	Press Release

+

This exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZYNGA INC.

Date: May 2, 2018	By:	/s/ Gerard Griffin
Gerard Griffin
Chief Financial Officer